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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   FEBRUARY 3, 2006
                                                         -------------------
                           ALLIS-CHALMERS ENERGY INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-02199               39-0126090
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


             5075 WESTHEIMER
                SUITE 890
              HOUSTON, TEXAS                                      77056
 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule
     13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

         On February 3, 2006, Allis-Chalmers Energy Inc. issued a press release announcing that David A. Groshoff stepped down from its Board of Directors and the Audit Committee. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 8.01.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

c) EXHIBITS


 Exhibit Number    Description
 --------------    -----------
      99.1         Press Release, dated February 3, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ALLIS-CHALMERS ENERGY INC.
        Date:  February 3, 2006                  By:    /s/ Victor M. Perez
                                                        ------------------------
                                                 Name:  Victor M. Perez
                                                 Title: Chief Financial Officer


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EXHIBIT INDEX


 Exhibit Number    Description
 --------------    -----------
      99.1         Press Release, dated February 3, 2006.